EXCHANGE TRADED CONCEPTS TRUST

North Shore Dual Share Class ETF

(NYSE Arca Ticker: DUAL)

Supplement dated December 17, 2020 to the currently effective

Prospectus, Summary Prospectus, and Statement of Additional Information

This supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus, and Statement of Additional Information for the North Shore Dual Share Class ETF (the “Fund”) and should be read in conjunction with those documents.

After careful consideration, Exchange Traded Concepts, LLC, the Fund’s investment adviser, in consultation with North Shore Indices, LLC, the Fund’s index provider, has recommended, and the Board of Trustees of Exchange Traded Concepts Trust has approved, the termination and liquidation of the Fund pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations and liquidate on or about December 31, 2020 (the “Liquidation Date”).

The Fund will be closed to orders for new creation units on December 21, 2020, and the last day of trading the Fund’s shares on the NYSE Arca, Inc. will be December 29, 2020. From December 21, 2020 through December 29, 2020, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for the Fund’s shares during that time period. Customary brokerage charges may apply to such transactions. From December 30, 2020 through the Liquidation Date, shareholders will not be able to purchase or sell shares in the secondary market.

In anticipation of the liquidation of the Fund, the Fund will be managed in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, starting on December 22, 2020, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategy, which may prevent the Fund from achieving its investment objective.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of closing the Fund. For the liquidation distributions, the ex-dividend date will be December 28, 2020, the record date will be December 29, 2020, and the pay date will be December 31, 2020. Shareholders who purchase shares of the Fund on or after December 28, 2020 will not be eligible to receive dividends from the liquidation distributions. For the Fund’s ordinary income and capital gains distributions, if any, shareholders of record as of December 29, 2020 will be paid on December 31, 2020. Once the distributions are complete, the Fund will terminate.

If you would like additional information, please call 855-545-3524 or visit https://www.dualetf.com/.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

NOR-SK-001-0100